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                                                               EXHIBIT 28(j)(1)

                               POWER OF ATTORNEY

   We, the undersigned trustees and officers of the Lincoln Variable Insurance Products Trust ("Trust"), hereby severally constitute and appoint Kevin J. Adamson, Cynthia A. Rose, Colleen E. Tonn, and Jill R. Whitelaw as our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, the Registration Statements listed below, and any and all amendments to said Registration Statements, including exhibits, or other documents filed on Form N-1A or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Investment Company Act of 1940 (File No. 811-08090) and the Securities Act of 1933 (File No. 33-70742), on behalf of the Trust, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to said Registration Statement. The Power of Attorney was signed by us to be effective December 5, 2011.

SIGNATURE                                TITLE
---------                                -----

/s/ Daniel R. Hayes                      Chairman of the Board, President and
-------------------------------          Trustee
Daniel R. Hayes                          (Chief Executive Officer)

/s/ William P. Flory, Jr.                Chief Accounting Officer
-------------------------------          (Chief Financial Officer)
William P. Flory, Jr.

/s/ Michael D. Coughlin                  Trustee
-------------------------------
Michael D. Coughlin

/s/ Nancy L. Frisby                      Trustee
-------------------------------
Nancy L. Frisby

/s/ Elizabeth S. Hager                   Trustee
-------------------------------
Elizabeth S. Hager

/s/ Gary D. Lemon                        Trustee
-------------------------------
Gary D. Lemon

/s/ Thomas D. Rath                       Trustee
-------------------------------
Thomas D. Rath

/s/ Kenneth G. Stella                    Trustee
-------------------------------
Kenneth G. Stella

/s/ David H. Windley                     Trustee
-------------------------------
David H. Windley

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 STATE OF PENNSYLVANIA     )
                           ) SS:
 COUNTY OF DELAWARE        )

   On this 5th day of December 2011, before me, a Notary Public, in and for said county and state, personally appeared Daniel R. Hayes, Michael D. Coughlin, Nancy L. Frisby, Elizabeth S. Hager, Gary D. Lemon, Thomas D. Rath, Kenneth G. Stella, and David H. Windley, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that he/she executed the same.

                                                  /s/  Maureen Cullen
                                                  ------------------------------
                                                  Maureen Cullen, Notary Public

My Commission Expires: September 13, 2012